SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 13, 2002

Entheos Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada

0-30456

98-0170247

(State or other jurisdiction of incorporation)

(Commission File Number)

(IRS Employer Identification Number)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia

V6J 1G1

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code:

(604) 659-5005

Suite 311 – 15 Wertheim Court, Richmond Hill, Ontario, L4B 3H7

(Former name or former address, if changed since last report.)

ITEM 1. Changes in Control of Registrant.

None.

ITEM 2.  Acquisition or Disposition of Assets.

None.

ITEM 3. Bankruptcy or Receivership.

None.

ITEM 4.  Changes in Registrant’s Certifying Accountant.

None.

ITEM 5.  Other Events.

At a board of directors meeting held on December 13th, 2002, the Company’s Board of Directors agreed to issue 14,133,000 restricted shares of its common stock at a price of $0.02 per share in exchange for satisfaction of a debt owed to Harmel S. Rayat, a director of the Company.  The debt was for a total of $282,666.00 due for management fees.

ITEM 6.  Resignations of Registrant’s Director’s

None.

ITEM 7.  Financial Statements and Exhibits.

The following exhibits are furnished as part of this report:

Exhibit 99.1 – Statement of Principal Executive Officer

Exhibit 99.2 – Statement of Principal Financial Officer

ITEM 8.  Change in Fiscal Year.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTHEOS TECHNOLOGIES, INC.

By:/s/ Kesar S.  Dhaliwal

Kesar S. Dhaliwal, President

Date: December 20, 2002

EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Kesar S.  Dhaliwal, state and attest that:

(1) I am the President of Entheos Technologies, Inc. (the "issuer").

(2) Accompanying this certification is the Form 8-K, a periodic report (the "periodic report") filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), which contains financial statements.

(3) I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

A. the periodic report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and

B. the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the periods presented therein.

/s/ Kesar S.  Dhaliwal

Date: December 20, 2002

EXHIBIT 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Herdev S. Rayat, state and attest that:

(1) I am the Treasurer of Entheos Technologies, Inc. (the "issuer").

(2) Accompanying this certification is the Form 8-K, a periodic report (the "periodic report") filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), which contains financial statements.

(3) I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

a. the periodic report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and

b. the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the periods presented therein.

/s/ Herdev S. Rayat

Date: December 20, 2002